Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 1 dated April 30, 2019

To

Prospectus dated April 29, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 29, 2019 (the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through April 30, 2019, we have issued 65,522,595 shares of our common stock for gross proceeds of approximately $609.5 million. As of April 30, 2019, we had raised total gross proceeds of approximately $609.5 million, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

Results of 2019 Annual Meeting of Shareholders

On April 29, 2019, we held our Annual Meeting of Shareholders, at which our shareholders (i) elected each of Edward D’Alelio, Alan Kirshenbaum and Craig W. Packer to serve as members of our board of directors until the 2022 annual meeting of shareholders and until their successors are duly elected and qualified, and (ii) ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2019.

Amendment to SPV Asset Facility

On December 1, 2017 (the “Original Closing Date”), ORCC II Financing LLC and OR Lending II LLC (collectively, the “Subsidiaries”), each a Delaware limited liability company and a wholly-owned subsidiary of the Company entered into a Credit Agreement (the “SPV Asset Facility”).  Parties to the SPV Asset Facility include the Subsidiaries, as Borrowers, and the lenders from time to time parties thereto (the “Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

On April 29, 2019, the parties to the SPV Asset Facility amended and restated the SPV Asset Facility and the related transaction documents (the “April 2019 SPV Asset Facility Amendment”) which increased the maximum principal amount of the SPV Asset Facility from $500 million to $750 million and made certain other changes, including dividing the loans under the SPV Asset Facility into two separate classes, Class A, the existing $500 million commitment and Class B, the new $250 million commitments.  The terms of the two classes of loans are generally the same, for example they have the same interest rate and maturity date, but differ with respect to certain make-whole payments, minimum spread payments, unused commitment fees, consent rights and other terms.

On the Original Closing Date, in connection with the SPV Asset Facility, the Company entered into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA.  Pursuant to the Non-Recourse Carveout Guaranty Agreement, the Company is guaranteeing certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the SPV Asset Facility.  As part of the April 2019 SPV Asset Facility Amendment, the Non-Recourse Carveout Guarantee Agreement was amended and restated to reflect the increased potential financial obligation of the Company resulting from the increased maximum principal amount of the SPV Asset Facility.